SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               -------------------


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  AUGUST 2, 2000
                Date of report (Date of earliest event reported)


                                 eNUCLEUS, INC.
             (Exact Name of Registrant as Specified in its Charter)


          0-14039                                        11-2714721
 (Commission File Number)                   (I.R.S. Employer Identification No.)




      401 NORTH MICHIGAN AVENUE                                      60611
           CHICAGO, ILLINOIS                                       (Zip Code)
(Address of Principal Executive Offices)


                                  312/683-9000
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (a) Effective August 2, 2000, Arthur Andersen LLP ("Arthur Andersen") was dismissed as independent certified public accountant of eNucleus, Inc. (the "Company"). The reports of Arthur Andersen on the Company's financial statements for the fiscal year ended December 31, 1999, did not contain an adverse opinion, or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. However, the opinion on the December 31, 1999 financial statements was modified due to uncertainty about the Company's ability to continue as a going concern. During the Company's most recent fiscal year and subsequent interim periods, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen would have caused it to make reference to such disagreement in its reports. The Company requested that Arthur Andersen furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter, dated August 2, 2000 is filed as Exhibit 16 to this Form 8-K.

     (b) Effective August 2, 2000, the Company engaged KPMG LLP ("KPMG") as its independent accountants to examine and report on its financial statements. The decision to change accountants was approved by the Board of Directors. During the two most recent fiscal years and through August 2, 2000, the Company has not consulted with KPMG regarding the application of accounting principles to any transaction or the type of audit opinion that might be rendered on the Company's financial statements or any matter that was the subject of a disagreement or reportable event with the former auditors (as defined in Regulation S-K Item 304 (a)).


EXHIBIT NO.                DESCRIPTION
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16                         Letter from Arthur Andersen LLP.

                                        2

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                              eNUCLEUS, INC.
                                              (Registrant)


Date:    August 2, 2000                       By:  /s/ J. Theodore Hartley
                                                 -------------------------------
                                                   J. Theodore Hartley,
                                                   Executive Vice President and
                                                   Chief Financial Officer

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

                                INDEX TO EXHIBITS


EXHIBIT NO.                DESCRIPTION
-----------                -----------

16                         Letter from Arthur Andersen LLP.


                                        4